Exhibit 10.2

Stock Purchase Agreement

Amendment 2022

证券购买协议修改协议2022

This amendment agreement (“Amendment Agreement”) is dated on June 28, 2022 and is

此证券购买协议修改协议 （以下称：修改协议）与2022年6月28日制定并生效

BETWEEN:	Simcor (Jiangsu) Materials Technology Ltd. (“SMTL” or the "Company"), a company formed in the Peoples Republic of China with its registered address at Rom 407, Level 4, Building A, Zhongchuang Service Center, No. 1 Xihu Road, Wujin National Hi-Tech Industrial Zone; AND

希姆科（江苏）材料科技有限公司 （以下称SMTL或公司），是一家在中华人民共和国合法注册的有限责任公司，注册地址为：中国江苏省常州市武进国家高新技术产业开发区西湖路1号众创服务中心A座四层407室

AND:	Leping ZHANG ( "Selling Shareholder") who is the sole director and shareholder of SMTL.

张乐萍 （卖方股东），为SMTL的法人和唯一股东

AND:	Sincerity Applied Materials Holdings Corp., (“SINC” or the "Purchaser"), a companies organized and existing under the laws of the United States of America with its head office located at Suite 1105, Level 11, 370 Pitt Street, Sydney, NSW, 2000, Australia

Sincerity Applied Materials Holdings Corp.，（简称SINC或者买方），是一家根据美国内华达州注册存在的有限责任公司，总部位于澳大利亚悉尼，Pitt街，370号，11层，1105室

Recitals

事实陈述

SMTL, Leping Zhang, and SINC are parties to the following agreement, dated: Aug 20, 2020. (“Original Agreement”),

SMTL, 张乐萍, 以及SINC与2020年8月20日签署原合同

SMTL, Leping Zhang, and SINC agree to amend the original agreement.

SMTL, 张乐萍, 以及SINC现同意对原合同做出修改

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Operative Provisions

执行条款

In consideration of the matters described above, and of the mutual benefits and obligations set out in this Amendment Agreement, (the receipt and sufficiency of which consideration is hereby acknowledged), the parties to this Amendment Agreement hereby agree as follows:

考虑到上述事项，以及本修订协议中规定的互惠互利和义务，（在充分考虑和互相知晓的前提下），本修订协议各方特此同意如下

1.	The following from the Original Agreement

“WHEREAS, the Selling Shareholder will sell to SINC [2,000,000] ordinary shares (“Sell Shares”) of SMTL to SINC for a consideration of Two Million Five Hundred Thousands United States Dollars (USD 2,500,000). SMTL also will issue and sell to SINC [5,000,000] ordinary shares (“Sell Shares”) of SMTL to SINC for a consideration of Four Million Five Hundred Thousands United States Dollars (USD 4,500,000).”

is hereby changed and shall hereafter be read as follows

“WHEREAS, the Selling Shareholder will sell to SINC 100% ordinary shares of SMTL for a consideration that is equal to the 5 x of net owners’ equity as of June 30, 2022.

SMTL also will issue and sell to SINC [7,000,000] ordinary shares for a consideration of 7,000,000 United States Dollars. (USD 7,000,000)”

原协议中

“鉴于，卖方股东将以 250 万美元的交易对价，出售其所持有的SMTL 全部股份，共计 200 万股， 同时，SMTL 将通过增资扩股，以450 万美金的交易对价，定向增发500 万股新股 SINC“

特此更改，内容如下：

“鉴于，卖方将以截至2022年6月30日的SMTL股东权益5倍作为对价，转让100% 股份给买方“SMTL将以700万美金的对价，向买方定向增发700万股SMTL普通股。”

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2.	The following from the Original Agreement

Appendix A Amount AND PAYMENT OF PURCHASE PRICE

is hereby changed and shall hereafter be read as APPENDIX Aa AMOUNT AND PAYMENT OF PURCHASE PRICE in this agreement.

原协议中

Appendix A Amount AND PAYMENT OF PURCHASE PRICE

特此替换为本修改协议中的附录Aa购买金额和付款方式

3.	The following is hereby added to the Original Agreement

WHEREAS, SMTL has authorised Sincerity Australia Pty Ltd, a wholly owned subsidiary located in Melbourne Australia by the purchaser, to facilitate the closing transactions, until such time when SMTL has completed its registration update with local Chinese authorities and become a wholly owned subsidiary of the purchaser.

以下内容特此添加至原协议，

鉴于，SMTL在工商变更完成之前，授权Sincerity Australia Pty Ltd, 一个买方全资控股的澳大利亚公司，处理所有其并购相关交易。

4.	This Stock Purchase Agreement Amendment 2022 amends the Original Agreement, and both must be read together, and constitute one (1) agreement.

此份证券协议修改协议2022，对原协进行了修改，两份协议必须一起阅读，并且构成同一份协议。

5.	All other obligation, terms and conditions contained in the Original Agreement continue in full force and effect until the termination of the Original Agreement unless otherwise specifically amended herein.

原始协议中包含的所有其他义务、条款和条件继续完全有效，直至原始协议终止，除非本文另有特别修改

6.	This Amendment Agreement is subject to the law of the same jurisdiction as the Original Agreement, and the Parties to this Amendment Agreement hereby submit to the jurisdiction of the courts of that same jurisdiction.

本修订协议受原协议同管辖区法律管辖，本修订协议各方特此服从同一管辖区法院的管辖

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IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

兹由以上各当事方在以上书面第一日签署本协议，以昭信守。

Sincerity Applied Materials Holdings Corp                                          PURCHASER 买方

_______________________________________

Authorized Signature

_______________________________________

Yiwen (James) Zhang, CEO & Chairman

SELLING SHAREHOLDER 卖方股东

_______________________________________

Authorized Signature

_______________________________________

Leping ZHANG

Simcor (Jiangsu) Materials Technology Ltd                                      SELLING SHAREHOLDER 卖方股东

_______________________________________

Authorized Signature

_______________________________________

Leping ZHANG, Director

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APPENDIX Aa AMOUNT AND PAYMENT OF PURCHASE PRICE

附录Aa购买金额和付款方式

1.	Consideration 金额

The Purchaser shall pay to the Selling Shareholder 5x of net owners’ equity as of June 30, 2022, and the Selling Shareholder shall transfer 100% of common shares of SMTL to the Purchaser.

The Purchase shall pay to SMTL USD 7,000,000 and SMTL shall issue a total of 7,000,000 common shares of SMTL to the Purchaser. Multiple tranches of payment allowed.

买方应向卖方支付2022年6月30日SMTL股东权益5倍的对价，卖方应向买方转让/分配总计100% SMTL普通股。

买方将向SMTL额外支付7,000,000美元，SMTL将向买方发行总计7,000,000股SMTL普通股。

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